UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period:  October 31, 2018

Item 1. Reports to Stockholders.

Highmore Managed Volatility Fund
Institutional Class – hmvzx

Highmore Sustainable All-Cap Equity Fund
Institutional Class – hmsqx

Annual Report

October 31, 2018

HIGHMORE MANAGED VOLATILITY FUND

December 31, 2018

Dear Shareholders:

The Highmore Managed Volatility Fund (“Managed Volatility”) will attempt to provide downside stability in periods of short term market sell-offs characterized by volatility trending upwards.  The portfolio is comprised of positions that have significant upside in trending volatile markets combined with defined and limited downside risk, expressed typically through index options and financial futures.  Investors should view an investment in Managed Volatility in combination with their equity portfolio that aims to reduce risk and enhance the long-term performance of their equity portfolio through limiting participation in short term market declines.

January was almost entirely comprised of positive price action, ending with a hint of a reversal that Managed Volatility is designed to protect against.  The S&P 500 was up almost 7% for the month before ending up +5.0%.  Managed Volatility’s use of option derivatives helped it return +0.66% for January whilst maintaining its negative correlation1 to equity markets.  Despite the market rally, CBOE Volatility Index (“VIX”) futures contracts had a positive return across the month suggesting the market is expecting the VIX to increase, in normal conditions a positive market breakout would cause futures and the underlying VIX index to fall in value; this is an indication that investors are becoming increasingly cautious.

In the month of February, financial markets experienced a transition to a higher volatility regime with the uptick in inflation numbers in the U.S. and the prospect of an acceleration in interest rate hikes combined with continued uncertainties surrounding the investigations and policies of the Trump administration and a possible trade war.  We believe that we are in the early stages of a new market volatility regime with increased amplitude in price action and a greater vulnerability to shocks.  Given that we are later in the economic cycle and our Highmore Macro Model indicating that we are in overvalued territory particularly for U.S. equities, focusing on downside risk is critical more than at any other point since the Global Financial Crisis.

In light of this view and the market decline in early February, we had expected this transition to occur and were surprised that it had not occurred sooner.  We witnessed that very few investments were able to provide portfolio protection during the sell-off on Monday, February 5, 2018:

1.	Bonds and equities sold off.
2.	Gold sold-off.
3.	Trend-following and macro funds declined.
4.	Short volatility strategies declined.

Against this backdrop, our strategy provided defensive properties on February 5, 2018 to investor portfolios, rising +2.75% versus a decline of -4.1% for the S&P 500 Index.  The VIX index peaked on the 5th of February at 37.32 after a dramatic decline in equities and in fixed income, short volatility products became almost worthless after becoming increasingly popular through the previous market calm.  During early February all futures contracts traded at a discount to the VIX index, implying the market expected the VIX to fall rather than rise, this market structure was not seen during the entirety of 2017.  Whilst VIX steadily declined for the remainder of the month levels have remained high relative to levels seen in 2017.

Financial markets continued to exhibit elevated levels of volatility during the quarter provided confirmation that we are in a transition period to a higher volatility regime and increased vulnerability to shocks.
____________________

[1]
Asset correlation is a measure of how investments move in relation to one another and when. When assets move in the same direction at the same time, they are considered to be highly correlated. When one asset tends to move up when the another goes down, the two assets are considered to be negatively correlated.

HIGHMORE MANAGED VOLATILITY FUND

June saw the Federal Reserve raise interest rates by 0.25% and reinforced the likelihood of two more rate hikes later this year.  In juxtaposition the European Central Bank, receiving disappointing economic data and benign core inflation, declared they would not increase rates until summer of 2019. The European Central Bank restated that they would look to end its quantitative easing program by year end.

Global equity markets moved higher in June, July and August by 7.11% led by the U.S. and somewhat by Europe.  Japan lagged this advance due to a monetary policy shift by Bank of Japan.  Momentum stocks led the advance through much of July, then suddenly reversed following disappointing earnings numbers.  Short term volatility surfaced around “Trade Tariffs” announcements and trade war posturing among the leading developed nations.

Looking forward there is a possible cycle of risk which might result in:  Trade Tariffs to Higher Consumer Prices to Higher Inflation to Higher Interest Rates to a Decline in Risk Assets Pricing and further declines in Emerging Markets Assets.

While political rhetoric and geopolitics had limited impact on markets in 2017, 2018 so far has proven to be in marked contrast.  The important question is why has this transition occurred now?

In our view, the dominant factor that explains this shift is the fact that the 4 major central banks, The Federal Reserve, Bank of England, European Central Bank and Bank of Japan are shifting policy path to reduced accommodation, resulting in 2-way swings in the price of risk assets, which we expect to continue.  When this is combined with an elevated level of valuations for risk assets, caution is the keyword when deploying capital.  At Highmore we take the view that we are late in the economic cycle and as such a switch to higher volatility and more prudent investing is likely in the short term.

For the month of October, the S&P 500 declined by 6.8%.  This resulted in the worst monthly return in more than 7 years.  The peak to valley drawdown that began on September 20th, 2018 was 10.9%.  However, it is important to keep in mind that the average drawdown, intra-year, over the last 20 years is 13.8%.  Managed Volatility was up 4.74% for the month, October demonstrating the negative correlation, diversifying quality and benefit of utilizing Managed Volatility’s strategy.  For the full fiscal year, Managed Volatility performance was -7.50% versus the CBOE Eurekahedge Long Volatility Index benchmark of -4.83%.  The portfolio managers will continue to take a prudent approach to implementing the strategy with a particular focus on investment structures with an asymmetric pay-off profile and defined downside and attractive entry point from an asset valuation standpoint.

One Year
Highmore Managed Volatility Fund	-7.50%
ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index(1)	1.25%
CBOE Eurekahedge LV HF(2)	-4.83%
S&P 500 Index(3)	7.35%

(1)
The Ice BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

(2)
The CBOE Eurekahedge Long Volatility Index is a collaborative index between Eurekahedge and the Chicago Board Options Exchange. The Index is an equally weighted index that is designed to provide a broad measure of the performance of underlying hedge funds, who take a net long view on implied volatility with a goal of positive absolute return. The Index is base weighted at 100 at December 31, 2004, does not contain duplicate funds and is denominated in local currencies. The Index’s returns and values for the most recent 3 months shall remain provisional until all funds have reported their returns.

(3)	The S&P 500 is an index of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

HIGHMORE MANAGED VOLATILITY FUND

Past Performance does not guarantee future results. It is not possible to invest in an index.

The shareholder letter reflects opinions of Managed Volatility managers as of October 31, 2018. They are subject to change, any forecast made cannot be guaranteed and should not be considered investment advice.

An investment in Managed Volatility is subject to investment risks, including the possible loss of some or the entire principal amount invested. Investment in Managed Volatility is also subject to several risks as described in Managed Volatility’s prospectus. Key risks associated with Managed Volatility due to categorization as a “multi-alternative fund” include but are not limited to: Alternative Strategies Risk, Hedge Fund Risk, Derivative Risk, Swap Agreement Risk, Futures and Options Risk, Short Sales Risk, Leverage Risk, Model Risk, Sector Risk, Investment Sub-Advisor Risk and New Fund Risk. More information about these risks and other risks can be found in Managed Volatility’s prospectus. Please read the description of each risk carefully as there can be no assurance that Managed Volatility will be successful in meeting its investment objective. Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies.

Diversification does not assure a profit nor protect against loss in a declining market.

The Highmore Managed Volatility Fund is distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND

December 31, 2018

Dear Shareholders,

The Highmore Sustainable All-Cap Equity Fund (“Sustainable All-Cap”) commenced operations February 28, 2018.  The goal of Sustainable All-Cap is first of course to invest profitably on behalf of shareholders.  We1 believe the way to do that is to find and invest in a concentrated portfolio of U.S. companies which are making the world a better place.  Unlike many funds in our space, we do not rely exclusively on negative screening, i.e., eliminating from the portfolio companies which engage in disapproved activities (such as gambling or strip mining).  Instead, we believe in positive screening, which means finding companies that are doing active good and are making the world a better place.

It is worth noting that the world of sustainable investing has undergone explosive growth, with assets under management in the U.S. growing from $639 billion in 1995 to $11.6 trillion this year2.  We have been practitioners of socially responsible investing (“SRI”) for the last decade and are firm believers that it is the wave of the future.  Just in the time since the launch of Sustainable All-Cap, we have observed not just many new entrants in the field but also more and more companies describing themselves as “ESG compliant”3.  We believe investors are discovering something we have believed since our first involvement in the space: companies which strive for sustainability are more likely to increase profitability.  Investors will increasingly demand that companies in which they invest be good stewards of more than just shareholder value.

A perfect illustration of that and of how we have navigated this space is that we have almost from the beginning shied away from companies that collect data which in our view violated customer privacy.  We have thus avoided the downdraft in the prices of companies like Alphabet (Google) and Facebook.  They have learned to their cost that profitability alone is sometimes not enough; investors are increasingly concerned about the issues on which we focus.

In our search for companies doing good, we employ four broad criteria.  First, we look in three broad sectors where positive change is likely: healthcare, the environment and communications.  Our fourth criterion is to look for companies with a genuine concern for the people whose lives they touch, for example, customers, employees or local community members.  But of course, the first requirement for investment is that companies be financially sound and growing.

The result of our belief in a concentrated portfolio means that at October 31, 2018, Sustainable All-Cap owned a portfolio of 41 companies.  As a result of our selection criteria, the portfolio was primarily weighted in just three sectors within the S&P 500 Index: Industrials (the result of our focus on the environment); Information Technology (the result of our focus on communication); and Healthcare (for self-evident reasons). Our “People” criteria resulted in a more spread-out selection, but the two consumer sectors are well represented.

____________________

[1]	Throughout this letter, “we” refers to SFE Investment Counsel Inc., the sub-advisor to Sustainable All-Cap.
[2]	US SIF Foundation, 2018 Report on US Sustainable, Responsible and Impact Investing Trends.
[3]	“ESG” means “environmental, social, and governance”, factors that make up SRI.

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND

From a performance standpoint, Sustainable All-Cap has had a turbulent period, as illustrated by the following chart.

	2/28/18 –	3/10/18 –	9/14/18 –	Since
	3/9/18	9/13/18	10/31/18	Inception(1)
Highmore Sustainable All-Cap Equity Fund	0.00%	6.60%	-9.57%	-3.60%
S&P 500 Index(2)	1.62%	5.26%	-6.47%	1.16%

(1)	Inception date of Sustainable All-Cap was February 28, 2018.
(2)	The S&P 500 is an index of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Two periods were responsible for all of the underperformance in comparison with our benchmark – the first being February 28 to March 9 and the second being six weeks beginning September 14.  For the rest of the period, Sustainable All-Cap performed very well, both absolutely and relative to the Index, with a relative outperformance of 1.34%.

From the period February 28, 2018 to March 9, 2018, Sustainable All-Cap had not deployed any cash (few investors had bought shares), so we missed that opportunity entirely.  That anomaly is unlikely to repeat.  The six weeks leading up to October 31 were of course a time of continuous downward pressure across all sectors but particularly in the Information Technology sector, in which as we noted above, we are considerably more concentrated than the S&P 500 Index.

The portfolio’s sector overweighting in Industrial and Healthcare has both helped and hurt performance.  During the time from March 10 through September 13, the Healthcare and Industrial Sectors contributed more than four percent positive return.  By contrast, for the period September 14, 2018 to October 31, 2018, Healthcare contributed 0.49% but Industrials contributed a negative -0.55%.  We believe that poor performance in the Industrial Sector was attributable to fears about tariffs and the reversal of globalization, which we hope are transitory.

The Information Technology Sector has been a negative contributor all period.  We believe that too is due to fears about the impact of trade disputes on both global growth and high-tech supply chains.  We remain cautiously optimistic that these issues will be resolved in coming months with a resulting positive impact on industrial and technology stock prices.

In summary, we remain highly confident that sustainable investing will prove both a source of profit and a contributor to world improvement.

Past performance is not a guarantee of future results.

The shareholder letter reflects opinions of Sustainable All-Cap managers as of October 31, 2018. They are subject to change, any forecast made cannot be guaranteed and should not be considered investment advice.

An investment in Sustainable All-Cap is subject to investment risks, including the possible loss of some or the entire principal amount invested. Investment in Sustainable All-Cap is also subject to several risks as described in Sustainable All-Cap’s prospectus. Key risks associated with Sustainable All-Cap include but are not limited to: Common Stock Risk, Depositary Receipts Risk, Equity Securities Risk, Initial Public Offering Risk, Investment Style Risk, Management Risk, Market Capitalization Risk, Market Risk and Security Selection Risk, New Fund Risk, REITs Risk, Regulatory Risk, Sector Risk, and Sustainability Consideration Risk. More information about these risks and other risks can be found in Sustainable All-Cap’s prospectus. Please read the description of each risk carefully as there can be no assurance that Sustainable All-Cap will be successful in meeting its investment objective.

Diversification cannot assure a profit nor protect against loss in a declining market.

The Highmore Sustainable All-Cap Equity Fund is a series of the Series Portfolios Trust and is distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

HIGHMORE MANAGED VOLATILITY FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of October 31, 2018

	One Year	Since Inception(1)
Highmore Managed Volatility Fund – Institutional Class	(7.50)%	(8.92)%
ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index(2)	1.25%	1.02%

(1)	Inception date of the Fund was December 14, 2016.
(2)
The Intercontinental Exchange (“ICE”) BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of October 31, 2018

Since Inception(1)
Highmore Sustainable All-Cap Equity Fund – Institutional Class	(3.60)%
S&P 500 Index(2)	1.16%

(1)	Inception date of the Fund was February 28, 2018.
(2)
The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

HIGHMORE FUNDS

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Highmore Managed Volatility Fund and/or the Highmore Sustainable All-Cap Equity Fund (the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds.  In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
Highmore Managed Volatility Fund	(10/31/2018)	(5/1/2018)	(10/31/2018)	(5/1/2018 – 10/31/2018)
Actual(2)(3)	2.43%	$1,000.00	$ 945.90	$11.92
Hypothetical Example for Comparison
Purposes (5% return before expenses)(3)	2.43%	$1,000.00	$1,012.96	$12.33

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(10/31/2018)	(5/1/2018)	(10/31/2018)	(5/1/2018 – 10/31/2018)
Highmore Sustainable All-Cap Equity Fund
Actual(2)	1.79%	$1,000.00	$1,001.00	$9.03
Hypothetical Example for Comparison
Purposes (5% return before expenses)	1.79%	$1,000.00	$1,016.18	$9.10

(1)	Expenses are equal to the Fund’s annualized net expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect its six-month period.
(2)
Based on the actual returns of (5.41)% for the six-month period ended October 31, 2018, for the Highmore Managed Volatility Fund and 0.10% for the six-month period ended October 31, 2018, for the Highmore Sustainable All-Cap Equity Fund.

(3)
Excluding broker expenses, your actual cost of investing and your hypothetical cost of investing would have been $11.87 and $12.28, respectively in the Highmore Managed Volatility Fund Institutional Class.

HIGHMORE MANAGED VOLATILITY FUND

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
October 31, 2018

(1)	Data expressed excludes written options. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
October 31, 2018

(1)	Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments
October 31, 2018

	Principal
	Amount	Value

CORPORATE BONDS – 27.18%

Aerospace Product and Parts Manufacturing – 2.80%
Lockheed Martin Corporation
1.850%, 11/23/2018	$735,000	$734,645

Beverage Manufacturing – 1.33%
PepsiCo, Inc.
2.250%, 1/7/2019	350,000	349,610

Commercial and Industrial Machinery and
Equipment Rental and Leasing – 1.90%
Air Lease Corporation
3.375%, 1/15/2019	250,000	250,071
National Rural Utilities Cooperative Finance Corporation
2.150%, 2/1/2019	250,000	249,628
		499,699

Computer Systems Design and Related Services – 0.95%
International Business Machines Corporation
1.800%, 5/17/2019	250,000	248,514

Depository Credit Intermediation – 5.96%
Citigroup, Inc.
2.050%, 12/7/2018	350,000	349,806
Credit Agricole SA (a)
2.500%, 4/15/2019	300,000	299,535
Discover Bank
2.600%, 11/13/2018	250,000	249,957
Lloyds Bank PLC (a)
2.050%, 1/22/2019	250,000	249,516
PNC Bank, NA
1.950%, 3/4/2019	117,000	116,675
Sumitomo Mitsui Banking Corporation (a)
2.050%, 1/18/2019	300,000	299,524
		1,565,013

Drugs and Druggists’ Sundries Merchant Wholesalers – 0.57%
The Procter & Gamble Company
1.600%, 11/15/2018	150,000	149,948

Electric Power Generation, Transmission and Distribution – 0.65%
PSEG Power LLC
2.450%, 11/15/2018	170,000	169,979

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments – Continued
October 31, 2018

	Principal
	Amount	Value

Medical and Diagnostic Laboratories – 0.79%
Quest Diagnostics, Inc.
2.700%, 4/1/2019	$207,000	$206,965

Natural Gas Distribution – 1.27%
Sempra Energy
9.800%, 2/15/2019	327,000	333,274

Newspaper, Periodical, Book, and Directory Publishers – 0.96%
RELX Capital, Inc.
8.625%, 1/15/2019	250,000	252,843

Nondepository Credit Intermediation – 0.44%
John Deere Capital Corporation
2.250%, 4/17/2019	117,000	116,776

Oil and Gas Extraction – 0.74%
Anadarko Petroleum Corporation
8.700%, 3/15/2019	190,000	193,790

Other Financial Investment Activities – 1.33%
Morgan Stanley
2.450%, 2/1/2019	350,000	349,644

Other Telecommunications – 0.95%
British Telecommunications PLC (a)
2.350%, 2/14/2019	250,000	249,509

Pesticide, Fertilizer, and Other Agricultural Chemical Manufacturing – 0.95%
Monsanto Company
1.850%, 11/15/2018	250,000	249,862

Petroleum and Coal Products Manufacturing – 1.42%
Chevron Corporation
4.950%, 3/3/2019	372,000	374,633

Plastics Product Manufacturing – 0.78%
Newell Brands, Inc.
2.600%, 3/29/2019	207,000	206,466

Rail Transportation – 0.96%
Union Pacific Corporation
7.875%, 1/15/2019	250,000	252,527

Resin, Synthetic Rubber, and Artificial Synthetic Fibers
and Filaments Manufacturing – 0.61%
The Dow Chemical Company
8.550%, 5/15/2019	155,000	159,439

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments – Continued
October 31, 2018

	Principal
	Amount	Value

Soap, Cleaning Compound, and Toilet Preparation Manufacturing – 1.33%
Kimberly-Clark Corporation
1.400%, 2/15/2019	$350,000	$348,476

Tobacco Manufacturing – 0.49%
Altria Group, Inc.
9.700%, 11/10/2018	129,000	129,167
TOTAL CORPORATE BONDS
(Cost $7,146,521)		7,140,779

	Shares

SHORT-TERM INVESTMENTS – 70.52%
First American Treasury Obligations Fund, Share Class X, 2.11% (b)(c)(d)	18,530,208	18,530,208
Total Short-Term Investments
(Cost $18,530,208)		18,530,208
Total Investments
(Cost $25,676,729) – 97.70%		25,670,987
Other Assets in Excess of Liabilities – 2.30%		604,646
Total Net Assets – 100.00%		$26,275,633

PLC – Public Limited Company
(a)	Foreign Security.
(b)	The rate quoted is the annualized seven-day yield as of October 31, 2018.
(c)	All shares have been designated as collateral for open written option contracts. The total value of assets committed as collateral as of October 31, 2018 is $18,530,208.
(d)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Written Options
October 31, 2018

		Notional
	Contracts (a)	Amount	Value
WRITTEN PUT OPTIONS
S&P 500 Index
Expiration: November 2018, Exercise Price: $2,390.00	100	$27,117,400	$27,000
Total Written Options
(Premiums received $55,592)			$27,000

(a)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND

Schedule of Investments
October 31, 2018

	Shares	Value

COMMON STOCKS – 97.85%

Architectural, Engineering, and Related Services – 2.83%
Tetra Tech, Inc.	5,013	$331,059

Basic Chemical Manufacturing – 2.40%
Trex Company, Inc. (a)	4,586	281,122

Business Support Services – 2.57%
PayPal Holdings, Inc. (a)	3,575	300,979

Commercial and Service Industry Machinery Manufacturing – 3.73%
Energy Recovery, Inc. (a)	31,347	235,102
Tennant Company	3,297	201,513
		436,615

Communications Equipment Manufacturing – 2.28%
QUALCOMM, Inc.	4,248	267,157

Computer Systems Design and Related Services – 4.34%
Computer Programs & Systems, Inc.	11,000	275,000
Itron, Inc. (a)	4,483	233,744
		508,744

Depository Credit Intermediation – 2.76%
The PNC Financial Services Group, Inc.	2,514	323,024

Dry-cleaning and Laundry Services – 2.45%
Healthcare Services Group, Inc.	7,063	286,687

Electric Power Generation, Transmission and Distribution – 2.18%
NextEra Energy, Inc.	1,481	255,473

Electronic Shopping and Mail-Order Houses – 2.46%
Amazon.com, Inc. (a)	180	287,642

Engine, Turbine, and Power Transmission Equipment Manufacturing – 2.75%
Cummins, Inc.	2,355	321,905

Food & Staples Retailing – 2.66%
Costco Wholesale Corporation	1,362	311,394

Forest Nurseries and Gathering of Forest Products – 1.75%
Weyerhaeuser Company	7,681	204,545

Grocery and Related Product Merchant Wholesalers – 2.18%
Danone – ADR	18,013	254,884

Grocery Stores – 1.58%
United Natural Foods, Inc. (a)	8,509	184,901

The accompanying notes are an integral part of these financial statements.

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND

Schedule of Investments – Continued
October 31, 2018

	Shares	Value

Home Furnishings Stores – 2.10%
Williams-Sonoma, Inc.	4,148	$246,308

Industrial Machinery Manufacturing – 1.68%
Applied Materials, Inc.	5,981	196,655

Medical and Diagnostic Laboratories – 2.48%
Laboratory Corporation of America Holdings (a)	1,809	290,435

Medical Equipment and Supplies Manufacturing – 8.23%
Becton, Dickinson and Company	1,171	269,915
BioTelemetry, Inc. (a)	6,397	371,666
Intuitive Surgical, Inc. (a)	618	322,089
		963,670

Navigational, Measuring, Electromedical,
and Control Instruments Manufacturing – 2.66%
Varian Medical Systems, Inc. (a)	2,606	311,078

Nondepository Credit Intermediation – 3.05%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	17,234	357,606

Other Chemical Product and Preparation Manufacturing – 1.91%
Albemarle Corporation	2,250	223,245

Other Electrical Equipment and Component Manufacturing – 4.76%
Corning, Inc.	9,873	315,442
Eaton Corporation PLC (b)	3,379	242,173
		557,615

Pharmaceutical and Medicine Manufacturing – 2.41%
Zoetis, Inc.	3,127	281,899

Residential Intellectual and Developmental Disability,
Mental Health, and Substance Abuse Facilities – 3.31%
Omnicell, Inc. (a)	5,474	387,012

Restaurants and Other Eating Places – 5.22%
Darden Restaurants, Inc.	2,917	310,806
Starbucks Corporation	5,163	300,848
		611,654

Scientific Research and Development Services – 1.95%
Waters Corporation (a)	1,203	228,197

The accompanying notes are an integral part of these financial statements.

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND

Schedule of Investments – Continued
October 31, 2018

	Shares	Value

Semiconductor and Other Electronic Component Manufacturing – 6.06%
Microchip Technology, Inc.	3,348	$220,231
MKS Instruments, Inc.	3,055	225,123
Texas Instruments, Inc.	2,841	263,730
		709,084

Soap, Cleaning Compound, and Toilet Preparation Manufacturing – 2.79%
Ecolab, Inc.	2,134	326,822

Software Publishers – 2.82%
Palo Alto Networks, Inc. (a)	1,805	330,387

Ventilation, Heating, Air-Conditioning, and
Commercial Refrigeration Equipment Manufacturing – 2.50%
Donaldson Company, Inc.	5,698	292,193

Waste Treatment and Disposal – 3.10%
Clean Harbors, Inc. (a)	5,330	362,653

Water, Sewage and Other Systems – 1.90%
American Water Works Company, Inc.	2,516	222,742
TOTAL COMMON STOCKS
(Cost $11,507,232)		11,455,386

SHORT-TERM INVESTMENTS – 4.10%
First American Treasury Obligations Fund, Share Class X, 2.11% (c)	479,565	479,565
Total Short-Term Investments
(Cost $479,565)		479,565
Total Investments
(Cost $11,986,797) – 101.95%		11,934,951
Liabilities in Excess of Other Assets – (1.95)%		(228,382)
Total Net Assets – 100.00%		$11,706,569

ADR – American Depository Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	Foreign Security.
(c)	The rate quoted is the annualized seven-day yield as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

HIGHMORE FUNDS

Statements of Assets and Liabilities
October 31, 2018

		Highmore
	Highmore	Sustainable
	Managed	All-Cap
	Volatility Fund	Equity Fund
ASSETS:
Investments, at value (Cost $25,676,729 and $11,986,797, respectively)	$25,670,987	$11,934,951
Deposits at broker (See Note 2 B)	1,302,526	—
Dividends and interest receivable	102,859	9,569
Receivable from Adviser	—	35
Prepaid expenses and other receivables	7,755	4,124
Total assets	27,084,127	11,948,679

LIABILITIES:
Written option contracts, at value
(Premiums received $55,592 and $—, respectively)	27,000	—
Payable to broker for foreign currency
(Cost $705,166 and $—, respectively)	686,327	—
Payable to Adviser	24,995	—
Payable for administration and fund accounting fees	17,358	14,169
Payable for transfer agent fees	7,766	2,853
Payable for compliance fees	3,167	2,083
Payable for trustees’ fees	2,653	2,653
Payable for custodian fees	1,614	1,056
Payable for investments purchased	—	175,696
Payable for fund shares redeemed	—	20,626
Accrued expenses and other liabilities	37,614	22,974
Total liabilities	808,494	242,110
NET ASSETS	$26,275,633	$11,706,569

NET ASSETS CONSISTS OF:
Paid-in capital	$35,375,452	$11,955,035
Accumulated deficit	(9,099,819)	(248,466)
Total net assets	$26,275,633	$11,706,569

	Institutional	Institutional
	Class Shares	Class Shares
Net assets	$26,275,633	$11,706,569
Shares issued and outstanding(1)	3,131,424	1,214,208
Net asset value, offering, and redemption price per share	$8.39	$9.64

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

HIGHMORE FUNDS

(This Page Intentionally Left Blank.)

HIGHMORE FUNDS

Statements of Operations
For the Year or Period Ended October 31, 2018

		Highmore
	Highmore	Sustainable
	Managed	All-Cap
	Volatility Fund	Equity Fund(1)
INVESTMENT INCOME:
Interest income	$829,400	$5,840
Dividend income (net of foreign withholding taxes
of $— and $386, respectively)	—	63,091
Total investment income	829,400	68,931

EXPENSES:
Investment advisory fees (See Note 3)	965,432	74,947
Administration and fund accounting fees (See Note 3)	124,245	59,313
Professional fees	55,568	32,393
Shareholder servicing fees – Institutional Class (See Note 5)	51,735	5,242
Transfer agent fees (See Note 3)	50,697	14,114
Federal and state registration fees	30,947	4,431
Compliance fees (See Note 3)	19,316	8,472
Reports to shareholders	12,754	2,190
Custodian fees (See Note 3)	11,188	5,730
Trustees’ fees (See Note 3)	10,384	7,756
Other	9,964	2,295
Broker interest expense	9,719	—
Total expenses before reimbursement	1,351,949	216,883
Less: Expense reimbursement by Adviser (See Note 3)	(83,703)	(109,714)
Net expenses	1,268,246	107,169
NET INVESTMENT LOSS	$(438,846)	$(38,238)

The accompanying notes are an integral part of these financial statements.

HIGHMORE FUNDS

Statements of Operations – Continued
For the Year or Period Ended October 31, 2018

		Highmore
	Highmore	Sustainable
	Managed	All-Cap
	Volatility Fund	Equity Fund(1)
REALIZED AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	$(118,931)	$(158,382)
Written option contracts expired or closed	(630,141)	—
Forward currency exchange contracts	(375,236)	—
Swap contracts	(21,461)	—
Futures contracts	(4,227,069)	—
Foreign currency translation	(1)	—
Net realized loss	(5,372,839)	(158,382)
Net change in unrealized appreciation/depreciation on:
Investments	7,454	(51,846)
Written option contracts	(6,150)	—
Forward currency exchange contracts	339,558	—
Swap contracts	(22,267)	—
Futures contracts	178,696	—
Foreign currency translation	(3,789)	—
Net change in unrealized appreciation/depreciation	493,502	(51,846)
Net realized and change in unrealized loss on investments	(4,879,337)	(210,228)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,318,183)	$(248,466)

(1)	Inception date of the Fund was February 28, 2018.

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Statements of Changes in Net Assets

		For the Period
	For the Year Ended	Inception through
	October 31, 2018	October 31, 2017(1)
OPERATIONS:
Net investment loss	$(438,846)	$(736,392)
Net realized loss on investments, written option contracts
expired or closed, forward currency exchange contracts,
swap contracts, futures contracts, and foreign currency translation	(5,372,839)	(4,752,376)
Net change in unrealized appreciation/depreciation
on investments, written option contracts, forward currency exchange contracts, swap contracts, futures contracts, and
foreign currency translation	493,502	(451,813)
Net decrease in net assets resulting from operations	(5,318,183)	(5,940,581)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from
capital share transactions(3)	(32,868,563)	70,402,960

NET INCREASE (DECREASE) IN NET ASSETS	(38,186,746)	64,462,379

NET ASSETS:
Beginning of period	64,462,379	—
End of period	$26,275,633	$64,462,379 (2)

(1)	Inception date of the Fund was December 14, 2016.
(2)	Includes accumulated undistributed net investment loss of $(400,237).
(3)	A summary of capital share transactions is as follows:

			For the Period
	For the Year Ended		Inception through
	October 31, 2018		October 31, 2017(1)
SHARE TRANSACTIONS:	Shares	Dollar Amounts	Shares	Dollar Amounts
Issued	522,395	$4,628,379	7,307,228	$72,327,775
Issued to holders in
reinvestment of dividends	—	—	—	—
Redeemed	(4,494,873)	(37,496,942)	(203,326)	(1,924,815)
Net increase (decrease) in shares outstanding	(3,972,478)	$(32,868,563)	7,103,902	$70,402,960

The accompanying notes are an integral part of these financial statements.

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND

Statement of Changes in Net Assets

For the Period
Inception through
October 31, 2018(1)
OPERATIONS:
Net investment loss	$(38,238)
Net realized loss on investments	(158,382)
Net change in unrealized depreciation on investments	(51,846)
Net decrease in net assets resulting from operations	(248,466)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	11,955,035

NET INCREASE IN NET ASSETS	11,706,569

NET ASSETS:
Beginning of period	—
End of period	$11,706,569

(1)	Inception date of the Fund was February 28, 2018.
(2)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:	Shares	Dollar Amounts
Issued	1,253,740	$12,346,581
Issued to holders in reinvestment of dividends	—	—
Redeemed	(39,532)	(391,546)
Net increase in shares outstanding	1,214,208	$11,955,035

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Financial Highlights

		For the Period
	For the Year Ended	Inception through
	October 31, 2018	October 31, 2017(1)
PER SHARE DATA(2):

Net asset value, beginning of period	$9.07	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.07)	(0.13)
Net realized and unrealized loss on investments	(0.61)	(0.80)
Total from investment operations	(0.68)	(0.93)
Net asset value, end of period	$8.39	$9.07

TOTAL RETURN(4)	(7.50)%	(9.30)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$26,276	$64,462
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	2.52%	2.51%
After expense reimbursement(5)	2.36%	2.27%
Ratio of broker interest expenses to average net assets(5)	0.02%	0.02%
Ratio of operating expenses to average net assets excluding
broker interest expenses (after expense reimbursement)(5)	2.34%	2.25%
Ratio of net investment loss to average net assets(5)	(0.82)%	(1.54)%
Portfolio turnover rate(4)(6)	54%	3%

(1)	Inception date of the Fund was December 14, 2016.
(2)	For a share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and futures contracts).  The denominator includes the average fair value of long positions throughout the periods ended.

The accompanying notes are an integral part of these financial statements.

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND

Financial Highlights

For the Period
Inception through
October 31, 2018(1)
PER SHARE DATA(2):

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.04)
Net realized and unrealized loss on investments	(0.32)
Total from investment operations	(0.36)
Net asset value, end of period	$9.64

TOTAL RETURN(4)	(3.60)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,707
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	3.62%
After expense reimbursement(5)	1.79%
Ratio of net investment loss to average net assets(5)	(0.64)%
Portfolio turnover rate(4)(6)	10%

(1)	Inception date of the Fund was February 28, 2018.
(2)	For a share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

HIGHMORE FUNDS

Notes to the Financial Statements
October 31, 2018

1.	ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Highmore Managed Volatility Fund (“Managed Volatility”) and Highmore Sustainable All-Cap Equity Fund (“Sustainable All-Cap”) (each a “Fund” and together, the “Funds”) are both considered “diversified companies” as that term is defined in the 1940 Act. The Funds’ investment adviser, Highmore Group Advisors, LLC ( the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Funds’ assets, for selecting additional sub-advisors, and allocating assets to each sub-adviser, as well as compliance, sales, marketing, and operations services to the Funds. The Funds do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series of the Trust.

The primary investment objective of Managed Volatility seeks to maximize long-term, risk-adjusted total return while maintaining low correlation to the U.S. equity markets. Managed Volatility’s secondary objective is to provide stability through varied economic and market cycles. Managed Volatility commenced operations on December 14, 2016. The primary investment objective of Sustainable All-Cap seeks total return by investing in companies with sustainable business practices and good corporate citizenship. Sustainable All-Cap commenced operations on February 28, 2018. Organizational costs consist of costs incurred to establish the Funds and enable them to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Funds. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies.

Managed Volatility and Sustainable All-Cap each offer one open share class – the Institutional Class. As of October 31, 2018, each Fund’s Advisor Class was not yet available. Institutional Class shares have no front end sales load, no deferred sales charge, no redemption fee, and no 12b-1 fee. The Institutional Class shares are subject to a shareholder servicing fee of up to 0.10% of average daily net assets.

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.    Investment Valuation – The following is a summary of the Funds’ pricing procedures.  It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Funds.  Equity securities, including common stocks and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded.  Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”).  If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded.  If the composite mean price is not available, models such as Black-Scholes can be used to value the options.  On the last trading day prior to expiration, expiring options may be priced at intrinsic value.  These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts maturing in two or fewer days are valued at the spot rate.  Forward currency contracts maturing in three or more days are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year.  These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.  The settlement price is the average of the prices at which a future contract trades immediately before the close of trading for the day.  Swap contracts on index futures prices are determined by using the same methods used to price the underlying index.  These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Funds are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect their fair value.

The Funds have adopted authoritative fair value accounting standards which established an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities by level within the fair value hierarchy as of October 31, 2018:

Managed Volatility

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds*	$—	$7,140,779	$—	$7,140,779
Short-Term Investments	18,530,208	—	—	18,530,208
Total Investments	$18,530,208	$7,140,779	$—	$25,670,987

Liabilities
Written Option Contracts	$—	$27,000	$—	$27,000
Total Written Option Contracts	$—	$27,000	$—	$27,000

Sustainable All-Cap

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$11,455,386	$—	$—	$11,455,386
Short-Term Investments	479,565	—	—	479,565
Total Investments	$11,934,951	$—	$—	$11,934,951

*	Please refer to the Schedule of Investments to view corporate bonds/common stocks segregated by industry type.

For the period ended October 31, 2018, there were no transfers into or out of Level 3.  The Funds did not have any Level 3 investments during the period.

B.   Transactions with Brokers – Managed Volatility’s deposits at brokers can be held with multiple securities dealers. Managed Volatility does not require the brokers to maintain collateral in support of the receivables from the brokers. Managed Volatility is required by the brokers to maintain collateral at the brokers or in a segregated account at Managed Volatility’s custodian for derivative instruments. The deposits at broker on the Statements of Assets and Liabilities represents the collateral for derivative instruments. Managed Volatility may maintain cash deposits at brokers beyond the minimum broker requirements.

Managed Volatility’s written options contracts’, equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the minimum broker requirements by the Fund would be presented as deposits at brokers on the Statements of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities.

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

As of October 31, 2018, Managed Volatility’s deposits at brokers on the Statements of Assets and Liabilities are as follows shown by counterparty:

Counterparty	Security Type/Contracts	Deposits
SG Americas Securities, LLC	Written Option Contracts	$571,017
SG Americas Securities, LLC	Futures Contracts	731,509
		$1,302,526

C.  Written Option Contracts – Managed Volatility is subject to equity price risk in the normal course of pursuing its investment objectives. Managed Volatility may write (sell) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When Managed Volatility writes (sells) an option, an amount equal to the premium received by Managed Volatility is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, Managed Volatility may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures and Note 2 N. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, Managed Volatility realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and Managed Volatility realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – Managed Volatility is subject to equity price risk in the normal course of pursuing their investment objectives. Managed Volatility may purchase put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When Managed Volatility purchases an option contract, an amount equal to the premiums paid is included in the Statements of Assets and Liabilities Investments, at value as an investment, and is subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures and Note 2 N. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by Managed Volatility. If Managed Volatility exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If Managed Volatility exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Forward Currency Exchange Contracts – Managed Volatility is subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Managed Volatility may enter into forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. Managed Volatility may enter into forward currency exchange contracts obligating Managed Volatility to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 N. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of Managed Volatility’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market  risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

F.  Futures Contracts – Managed Volatility may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts. Managed Volatility may enter into futures contracts for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes. Upon entering into a contract, Managed Volatility deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, Managed Volatility agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Managed Volatility as unrealized gains and losses. When the contract is closed, Managed Volatility records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of futures contracts include adverse changes in the value of such instruments. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures, and Note 2 N. for further counterparty risk disclosure.

G.  Swap Contracts on Index Futures – Managed Volatility is subject to price risk and interest rate risk in the normal course of pursuing its investment objectives. During the year ended October 31, 2018, Managed Volatility entered into both long and short swap contracts on index futures. Managed Volatility may enter into swap contracts for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes. A long swap contract on index futures entitles Managed Volatility to receive from the counterparty any appreciation on the underlying index, while obligating Managed Volatility to pay the counterparty any depreciation on the underlying index. A short swap contract on index futures obligates Managed Volatility to pay the counterparty any appreciation on the underlying index, while entitling Managed Volatility to receive from the counterparty any depreciation on the underlying index.

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. Managed Volatility will realize gains or losses upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Refer to Note 2 A. for a pricing description. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 N. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in the value of the underlying index. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

H.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

I.  Cash and Cash Equivalents – The Funds consider highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statements of Assets and Liabilities.

J.  Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

K.  Security Transactions, Income and Expenses – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

L.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Funds. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate of up to 0.10% of average daily net assets (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

M.  Share Valuation – The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each of the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each of the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

N.  Counterparty Risk – Managed Volatility helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

forward currency exchange contracts to Managed Volatility include the amount of any net unrealized appreciation on the contract. The counterparty risk for swaps contracts on index futures to Managed Volatility include the risk of loss of the full amount of any net unrealized appreciation on the contract. Written and purchased option and futures contracts sold on an exchange do not expose Managed Volatility to counterparty risk; however, they are exchange traded and the exchange’s clearinghouse guarantees the options against default. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

O.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

P.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Funds qualify for an exemption from the requirement to provide a statement of cash flows and have elected not to provide statements of cash flows.

Q.  Derivatives – Managed Volatility may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with Managed Volatility’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on Managed Volatility and may produce significant losses. Refer to Note 7 for further derivative disclosure.

Managed Volatility has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations. For the year ended October 31, 2018, Managed Volatility’s average derivative volume is described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	83	$24,231,250
Written Option Contracts	158	$44,413,700
Forward Currency Exchange Contracts	6	$9,170,925
Long Total Return Swap Contracts	1	$108,484
Short Total Return Swap Contracts	1	$62,088
Long Futures Contracts	254	$4,571,714
Short Futures Contracts	12	$589,420

For the period ended October 31, 2018, Sustainable All-Cap had no derivative activity.

Statements of Assets and Liabilities

Fair values of derivative instruments for Managed Volatility as of October 31, 2018:

	Statements of Assets	Fair Value
Derivatives	and Liabilities Location	Assets	Liabilities
Equity Contracts:	Written Option Contracts,
Written Option Contracts	at value	$—	$27,000
Total		$—	$27,000

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

Statements of Operations

The effect of derivative instruments for Managed Volatility on the Statements of Operations for the year ended October 31, 2018:

	Amount of Realized Loss on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap	Futures
Derivatives	Contracts*	Contracts	Contracts	Contracts	Contracts	Total
Equity Contracts	$(102,235)	$(630,141)	$—	$(21,461)	$(3,865,091)	$(4,618,928)
Foreign Exchange Contracts	—	—	(375,236)	—	(205,807)	(581,043)
Interest Rate Futures Contracts	—	—	—	—	(156,171)	(156,171)
Total	$(102,235)	$(630,141)	$(375,236)	$(21,461)	$(4,227,069)	$(5,356,142)

	Change in Unrealized Appreciation/Depreciation on Derivatives

			Forward
		Written	Currency
		Option	Exchange	Swap	Futures
Derivatives		Contracts	Contracts	Contracts	Contracts	Total
Equity Contracts		$(6,150)	$—	$(22,267)	$165,758	$137,341
Foreign Exchange Contracts		—	339,558	—	—	339,558
Interest Rate Futures Contracts		—	—	—	12,938	12,938
Total		$(6,150)	$339,558	$(22,267)	$178,696	$489,837

*	The amounts disclosed are included in the realized gain (loss) on investments.

3.	RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.80% and 1.25% of the Funds’ average daily net assets for Managed Volatility and Sustainable All-Cap, respectively.

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and pay expenses of the Funds to ensure that total annual Fund operating expenses for each share class after fee waiver and/or expense reimbursement (excluding any front-end or contingent deferred loads, Rule 12b-1 fees – Advisor Class (see Note 5), shareholder servicing plan fees (see Note 5), taxes, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, including but not limited to litigation expenses and judgments and indemnification expenses) do not exceed 2.25% and 1.70% of the average daily net assets of the Fund for Managed Volatility and Sustainable All-Cap, respectively. As of October 31, 2018, the Advisor Class shares were not yet available. The Adviser may request recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment the total annual fund operating expenses do not exceed the lesser of the expense limitation: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment. The Funds’ Operating Expenses Limitation

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Funds’ prospectus and is subject thereafter to termination at any time upon 60 days written notice and approval by the Board and the Adviser. Waived fees and reimbursed expenses subject to potential recovery within the year of expiration are as follows:

Managed Volatility		Sustainable All-Cap
Expiration	Amount	Expiration	Amount
10/31/2021	$ 83,703	10/31/2021	$ 109,714
10/31/2020	117,067	—	—

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-adviser based on the portion of the Funds’ average daily net assets which they have been allocated to manage.

Managed Volatility	Sustainable All-Cap
FT AlphaParity, LLC*	SFE Investment Counsel Inc.
Carmika Partners, LLP*
Rosen Capital Advisors, LLC
Centurion Investment Management LLC

*	Sub-advisor was terminated during the year ended October 31, 2018.

Fund Services acts as the Funds’ Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year or period ended October 31, 2018, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund’s voting securities creates a presumption of control. At October 31, 2018, 91.15% of the shares outstanding of Managed Volatility were owned by one omnibus account. At October 31, 2018, 85.01% of the shares outstanding of Sustainable All-Cap were owned by one omnibus account. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Funds.

4.	TAX FOOTNOTE

Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of, and during the

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

year or period ended October 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. The Funds are subject to examination by taxing authorities for the tax periods since the commencement of operations.

At October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows for:

Managed Volatility

Tax cost of investments(1)	$25,621,137

Unrealized Appreciation	$83
Unrealized Depreciation	(5,824)
Net Unrealized Appreciation (Depreciation)	(5,741)
Undistributed Ordinary Income	—
Undistributed Long-term Capital Gain	—
Other Accumulated Gain/(Loss)	(9,094,078)
Total Accumulated Deficit	$(9,099,819)

Sustainable All-Cap

Tax cost of investments	$11,986,797
Unrealized Appreciation	$847,896
Unrealized Depreciation	(899,742)
Net Unrealized Appreciation (Depreciation)	(51,846)
Undistributed Ordinary Income	—
Undistributed Long-term Capital Gain	—
Other Accumulated Gain/(Loss)	(196,620)
Total Accumulated Deficit	$(248,466)

(1)	Represents cost for federal income tax purposes and differs from the cost for financial reporting due to the inclusion of derivatives.

As of October 31, 2018, Managed Volatility had short-term and long-term capital loss carryovers of $3,405,720 and $5,400,141, respectively. As of October 31, 2018, Sustainable All-Cap had short-term and long-term capital loss carryovers of $158,382 and $—, respectively. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable period subsequent to October 31 and December 31, respectively. For the taxable period ended October 31, 2018, Managed Volatility and Sustainable All-Cap elected to defer qualified late year losses of $307,056 and $38,238, respectively.

Distributions to Shareholders – Each Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

For the period ended October 31, 2018 the following table shows the reclassifications made related to net operating losses and foreign currency gains and losses for:

Managed Volatility

Accumulated Deficit	Paid-in Capital
$1,105,041	$(1,105,041)

Sustainable All-Cap

Accumulated Deficit	Paid-in Capital
$—	$—

There were no distributions made by the Funds during the years or periods ended October 31, 2017 and October 31, 2018.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Funds pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Advisor Class shares of the Funds. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Advisor Class shares of each Fund and the expenses it bears in the distribution of the Funds’ Advisor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ Advisor Class shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.

Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the trustees of the Board who are not interested persons. Continuation of the Plan is considered by such Board no less frequently than annually. With the exception of the Distributor and the Advisor, in their capacities as the Funds’ principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. As of October 31, 2018, Advisor Class shares are not yet available.

In addition, pursuant to a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Funds, the Advisor is authorized to engage financial institutions, securities dealers and other industry professionals (each a “Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to each Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.10% of the average daily net asset value of each class of each Fund’s shares. For the year or period ended October 31, 2018, Managed Volatility and Sustainable All-Cap incurred $51,735 and $5,242, respectively, in shareholder servicing fees.

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Funds shares may be effected, and other matters pertaining to each Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (see Note 3) to reduce management fees and/or absorb fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 2.25% and 1.70% for Managed Volatility and Sustainable All-Cap, respectively.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options, by the Funds for the year or period ended October 31, 2018, were as follows:

	Managed Volatility		Sustainable All-Cap
	Purchases*	Sales*	Purchases*	Sales*
U.S. Government	$—	$—	$—	$—
Other	$4,132,096	$11,240,320	$12,464,496	$782,513

*	Investment transactions utilized in the calculation of the Funds’ portfolio turnover as described in the Financial Highlights are shown above.

7.  OFFSETTING ASSETS AND LIABILITIES

Managed Volatility is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow Managed Volatility to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Refer to Note 2 Q. for further derivative disclosure.

HIGHMORE FUNDS

Notes to the Financial Statements – Continued
October 31, 2018

Managed Volatility

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statements
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statements of	Statements of		Collateral
	Assets/	Assets and	Assets and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Liabilities:
Description
Written Option Contracts*	$27,000	$ —	$27,000	$27,000	$ —	$ —
	$27,000	$ —	$27,000	$27,000	$ —	$ —

*	SG Americas Securities, LLC is the prime broker for all written option contracts held by Managed Volatility as of October 31, 2018.

As of October 31, 2018, Sustainable All-Cap held no derivative instruments.

8.  SECTOR RISK

As of October 31, 2018, Sustainable All-Cap had a significant portion of its assets invested in the Industrial, Information Technology and Healthcare sectors. Companies in these sectors may be more sensitive to short product cycles, competition and aggressive pricing than the overall market.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. As of December 20, 2018, David A. Cox no longer serves as Treasurer and Principal Financial Officer to the Trust.

HIGHMORE FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Highmore Funds and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of Highmore Managed Volatility Fund and Highmore Sustainable All-Cap Equity Fund (“Highmore Funds” or the “Funds”), each a series of Series Portfolios Trust, as of October 31, 2018, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes, for Highmore Managed Volatility Fund, and the related statements of operations and changes in net assets and the financial highlights for the period February 28, 2018 (commencement of operations) through October 31, 2018, including the related notes, for Highmore Sustainable All-Cap Equity Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 31, 2018

HIGHMORE FUNDS

Additional Information (Unaudited)
October 31, 2018

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)
Koji Felton	Trustee	Indefinite	Retired. Counsel, Kohlberg	2	None
(born 1961)		Term;	Kravis Roberts & Co. L.P.
		Since	(2013 – 2015); Counsel,
		September	Dechert LLP (2011 – 2013).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	2	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015);
Inside Trustee,
Brandes
Investment
Trust, Chair and
President
(2000-2012);
Director, Inside
Trustee,
Brandes Funds
LTD
(2002 – 2012).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	2	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017).
2015.

Interested Trustee
Dana L. Armour(3)	Chair,	Indefinite	Senior Vice President,	2	None
(born 1968)	Trustee	Term;	U.S. Bank (since 2010).
Since
September
2015.

HIGHMORE FUNDS

Additional Information (Unaudited) – Continued
October 31, 2018

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust
John J. Hedrick	President	Indefinite	Vice President, U.S.	Not	Not
(born 1977)	and Principal	Term;	Bank Global Fund	Applicable	Applicable
	Executive	Since	Services (since 2011).
	Officer	September
2015.

David A. Cox(4)	Treasurer	Indefinite	Vice President,	Not	Not
(born 1982)	and	Term;	U.S. Bank Global Fund	Applicable	Applicable
	Principal	Since	Services (since 2018);
	Financial	January	Assistant Vice President,
	Officer	2016.	(2011 – 2017).

Jennifer E. Kienbaum	Chief	Indefinite	Vice President, U.S.	Not	Not
(born 1979)	Compliance	Term;	Bank Global Fund	Applicable	Applicable
	Officer and	Since	Services (since 2016);
	Anti-Money	January	Director of Compliance,
	Laundering	2017.	Catholic Financial Life,
	Officer		and Supervising Principal,
MWA Financial Services
(2012 – 2016).

Rachel A. Spearo	Secretary	Indefinite	Vice President, U.S.	Not	Not
(born 1979)		Term;	Bank Global Fund	Applicable	Applicable
		Since	Services (since 2004).
December
2017.

Julie A. Keller	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1966)	Treasurer	Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services (since 2004).
April
2018.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2018, the Trust was comprised of 10 portfolios (including the Funds) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Ms. Armour is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that she is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

(4)	Refer to Note 9 within the Financial Statements.

HIGHMORE FUNDS

Additional Information (Unaudited) – Continued
October 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-844-467-3863.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-467-3863. Information regarding how the Funds vote proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-844-467-3863, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended October 31, 2018, certain dividends paid by Managed Volatility and Sustainable All-Cap may be subject to a maximum tax rate of 23.8% and 23.8%, respectively, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.0% and 0.0%, respectively, due to Managed Volatility and Sustainable All-Cap not paying a distribution.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2018 was 0.0% and 0.0%, respectively, due to Managed Volatility and Sustainable All-Cap not paying a distribution.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.0% and 0.0%, respectively, due to Managed Volatility and Sustainable All-Cap not paying a distribution.

HIGHMORE FUNDS

Approval of Investment Advisory Agreement and Sub-Advisory Agreement for the
Highmore Managed Volatility Fund (Unaudited)
October 31, 2018

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At an in-person meeting held on July 19, 2018 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Highmore Managed Volatility Fund (the “Fund”), and Highmore Group Advisors, LLC (“Highmore”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between Highmore and Rosen Capital Advisors, LLC (“Rosen”), each for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Highmore and Rosen to continue serving as the Fund’s investment adviser and sub-adviser, respectively, each for an additional year.

In connection with the annual review process and in advance of the Meeting, Highmore and Rosen each provided information to the Board in response to requests submitted to it by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement and Sub-Advisory Agreement. The information furnished by Highmore and Rosen included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Highmore and Rosen to the Fund, including each firm’s personnel and portfolio managers, and the investment practices and techniques used by each firm in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Highmore and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds, as well as the sub-advisory fees Highmore pays to Rosen; (iv) profitability and economies of scale; and (v) other “fall-out” benefits Highmore and Rosen and/or their affiliates may receive based on their relationships with the Fund. In addition to the Meeting, the Board met telephonically on July 10, 2018 with USBFS to discuss the materials that had been furnished by Highmore and Rosen in response to the information requests.  The Board also met periodically over the course of the year. At these meetings, representatives of Highmore furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Highmore and Rosen, and compliance and operational matters related to the Fund, Highmore and Rosen.

In considering and approving the Advisory Agreement and Sub-Advisory Agreement for another year, the Board considered the information they deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Highmore and Rosen. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement and Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Highmore under the Advisory Agreement and Rosen under the Sub-Advisory Agreement. This information included, among other

HIGHMORE FUNDS

Approval of Investment Advisory Agreement and Sub-Advisory Agreement for the
Highmore Managed Volatility Fund (Unaudited) – Continued
October 31, 2018

things, the qualifications, background, tenure and responsibilities of the portfolio managers from Highmore and Rosen who are primarily responsible for the day-to-day portfolio management of the Fund. It also included information about the investment process and portfolio strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. The Board noted the Fund employs a multi-manager structure to invest in multiple sub-strategies, with Highmore responsible for allocating the Fund’s assets among one or more investment sub-advisors, and may also manage a portion of the Fund’s assets directly. The Board further noted that under the Fund’s multi-manager structure, Rosen is only responsible for management of a portion of the Fund’s assets, as allocated to Rosen by Highmore. The Board also considered that Highmore and Rosen had served in their respective roles as investment adviser and sub-adviser to the Fund since its inception.

The Board evaluated the ability of Highmore and Rosen, based on attributes such as financial condition, resources and reputation of each firm, to attract and retain qualified investment professionals. The Board further considered the compliance programs maintained by Highmore and Rosen and each firm’s compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, Highmore and Rosen were capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance information as of December 31, 2017 as compared to its benchmark indexes, the BofA Merrill Lynch 1-Year U.S. Treasury Note Index and the CBOE Eurekahedge Long Volatility Index, noting the Fund’s Institutional Class shares had slightly outperformed the CBOE Eurekahedge Long Volatility Index for the one-year and since inception periods, but had underperformed the BofA Merrill Lynch 1-Year U.S. Treasury Note Index for both periods. Additionally, the Board considered the Fund’s investment performance for the year-to-date and one-year periods ended April 30, 2018, as compared to its Morningstar, Inc. (“Morningstar”) peer group of US Fund Multialternative funds, which was limited to only unaffiliated sub-advised funds for the purposes this comparison, and noted that the Fund’s Institutional Class shares had underperformed the Morningstar peer group average and median for both periods.

The Board also considered the performance of the portion of the Fund’s assets allocated to Rosen as of December 31, 2017, as compared to the Fund’s benchmark indexes.  The Board noted the sleeve managed by Rosen had slightly outperformed the CBOE Eurekahedge Long Volatility Index for the one-year and since inception periods, but had underperformed the BofA Merrill Lynch 1-Year U.S. Treasury Note Index for both periods.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted that it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement and Sub-Advisory Agreement.

COSTS OF SERVICES PROVIDED

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Highmore for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening

HIGHMORE FUNDS

Approval of Investment Advisory Agreement and Sub-Advisory Agreement for the
Highmore Managed Volatility Fund (Unaudited) – Continued
October 31, 2018

criteria applied by USBFS in consultation with Highmore. The Board noted that the Management Fee Rate was higher than the Expense Group average and median.  The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Highmore. The Board noted Highmore did not manage any other accounts with the same or similar investment strategies as the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, sub-advisory fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Highmore had entered into an expense limitation agreement (excluding any front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing plan fees, taxes, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, including but not limited to litigation expenses and judgments and indemnification expenses) to 2.25% of the average daily net assets of the Fund. The Board considered the net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by USBFS to select the mutual funds and share classes in the Expense Group. The Board noted the Fund’s net expense ratio for both Institutional Class shares was higher than the average ratio and median ratio of the Expense Group.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

The Board reviewed and considered the sub-advisory fees to be payable by Highmore to Rosen under the Sub-Advisory Agreement. The Board noted that the sub-advisory fees are paid by Highmore and not the Fund and that the overall advisory fee paid by the Fund would not be directly affected by the sub-advisory fees paid to Rosen. Consequently, the Trustees did not consider the costs of services provided by Rosen or the profitability of Rosen’s relationship with Highmore to be material factors for consideration given that Rosen is not affiliated with Highmore and that the sub-advisory fees were negotiated on an arm’s-length basis.

PROFITS TO BE REALIZED AND EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Board requested and received a report on Highmore’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the 12 months ended March 31, 2018. The Board recognized that Highmore was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Highmore expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Highmore’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had limited operating history and that the Fund had experienced growth since it commenced operations. The Board understood that the Expense Limitation

HIGHMORE FUNDS

Approval of Investment Advisory Agreement and Sub-Advisory Agreement for the
Highmore Managed Volatility Fund (Unaudited) – Continued
October 31, 2018

Agreement was limiting costs to shareholders and provided a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as the Fund continued to accrue assets.

Since the sub-advisory fees payable to Rosen are paid by Highmore and not the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding “fall-out” or ancillary benefits to Highmore and Rosen as a result of each firm’s relationship with the Fund. Ancillary benefits could include benefits potentially derived from an increase in Highmore’s or Rosen’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Highmore or Rosen, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Highmore and Rosen were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement and Sub-Advisory Agreement, each for an additional one-year term.

HIGHMORE FUNDS

Approval of Investment Advisory Agreement and Sub-Advisory Agreement for the
Highmore Managed Volatility Fund (Unaudited)
October 31, 2018

The Board considered the Trading Sub-Advisory Agreement at a meeting held on July 20, 2017. The Board was provided with an overview of the Fund, its strategies, and information with respect to the portion of the Fund’s assets to be allocated to Centurion, as reported in the Trading Sub-Advisor’s responses to a Section 15(c) questionnaire. The Board considered some of the key risks of the Fund and the services proposed by Centurion, as well as related performance information, and fee and expense information, as identified by the Trading Sub-Advisor in its Section 15(c) responses.

The Independent Trustees were assisted by legal counsel throughout the Trading Sub-Advisory Agreement review process. Independent counsel to the Independent Trustees discussed with the Board the legal standards for consideration by trustees of advisory and sub-advisory agreements. The Board considered that Centurion is not required to register with the SEC because it does not, and would not for the Fund, provide securities-related investment advice. The Board noted that Centurion’s services would be limited to non-securities, futures trading advice and other services. The Board noted that Centurion is registered with the Commodities Futures Trading Commission as a commodity pool operator and a commodity trading advisor and is a member of the National Futures Association in such capacity. Although Centurion is not an SEC registered advisor, the Board requested and considered substantially same materials and factors as it would for a registered investment advisor.  The Trustees evaluated information and factors they considered to be relevant and appropriate through the exercise of their own business judgment. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Trading Sub-Advisory Agreement.

Following its review and consideration, the Board determined that the terms of the Trading Sub-Advisory Agreement among the Trading Sub-Advisor; the Advisor; and the Trust, on behalf of the Fund, are reasonable and that the approval of the agreement is in the best interests of the Fund and its shareholders. The Board, including the Independent Trustees, unanimously approved the Trading Sub-Advisory Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by the Trading Sub-Advisor under the Trading Sub-Advisory Agreement.  This information included, among other things, the qualifications, background, tenure and responsibilities the key personnel of the Trading Sub-Advisor who will be primarily responsible for the day-to-day portfolio management of the allocated portion of the Fund.  It also included information about the Trading Sub-Advisor’s plans with respect to its investment process and strategy, the methodology used to select and trade futures contracts and the overall positioning of the Fund’s portfolio with respect to the portion of Fund assets managed by the Trading Sub-Advisor. In particular, the Board considered that the Advisor proposed hiring the Trading Sub-Advisor to balance the Fund by increasing its ability to capitalize on short-term volatility, while other sub-advisors to the Fund currently focused on medium- to longer-term volatility. The Board also noted that the Trading Sub-Advisor proposed to implement a proprietary program to facilitate trading in global markets and that the Trading Sub-Advisor provides research on and conducts trades for the futures contracts to be purchased, held, and sold for its allocated portion of the Fund’s assets.

HIGHMORE FUNDS

Approval of Investment Advisory Agreement and Sub-Advisory Agreement for the
Highmore Managed Volatility Fund (Unaudited) – Continued
October 31, 2018

The Board evaluated the ability of the Trading Sub-Advisor, based on attributes such as its resources and reputation, its ability to attract and retain qualified professionals.  The Board further considered the compliance program and compliance record of the Trading Sub-Advisor, and that neither contained deficiencies as of the meeting. The Board also considered that the Advisor and Trust CCO had reviewed the Trading Sub-Advisor’s compliance program and record and similarly noted no deficiencies as of the meeting, and noted the Advisor’s assurances that it would continue to monitor the Trading Sub-Advisor’s compliance program and record.

INVESTMENT PERFORMANCE

The Board acknowledged that the Fund has only been recently formed and has a limited investment performance record. The Board considered composite performance of the strategy proposed by the Trading Sub-Advisor, both including and excluding a commodities component, noting that the Trading Sub-Advisor would be using a similar strategy that it manages as a trading sub-advisor for other mutual funds except that the strategy to be employed for the Fund would exclude the commodities component. The Board also considered comparisons of such performance to a relevant benchmark index selected by the Trading Sub-Advisor.  The Board noted that it would have the opportunity to review the actual performance of the Fund with respect to the portion of the Fund managed by the Trading Sub-Advisor on an on-going basis and in connection with future reviews of the Trading Sub-Advisory Agreement.

Based on its consideration of the factors and information it deemed relevant, the Board concluded that the Trading Sub-Advisor’s investment performance supported the approval of the Trading Sub-Advisory Agreement.

EXPENSES AND TRADING SUB-ADVISORY FEE RATE

Because the Trading Sub-Advisor’s fees are paid by the Advisor, whose agreement was not being considered at the meeting, the Board did not consider the expense structure of the Fund outside of the fee to be paid to the Trading Sub-Advisor. The Board received and considered information regarding how the Trading Sub-Advisor will be compensated from the management fee paid by the Fund to the Advisor, noting that the Fund will incur no additional expenses as a result of entering into the Trading Sub-Advisory Agreement.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Trading Sub-Advisory Agreement Rate was reasonable in light of the services to be provided under the Trading Sub-Advisory Agreement.

PROFITABILITY

The Board did not consider the profitability of the arrangement with the Trading Sub-Advisor, but noted that the Advisor negotiated the fees with the Trading Sub-Advisor at arm’s length.

ECONOMIES OF SCALE

Given the short operational history of the Fund, the Board acknowledged the inherent limitations of any analysis of potential economies of scale and noted that it would have an opportunity to consider economies of scale as the Fund realizes meaningful asset growth in the context of future contract renewals.

HIGHMORE FUNDS

Approval of Investment Advisory Agreement and Sub-Advisory Agreement for the
Highmore Managed Volatility Fund (Unaudited) – Continued
October 31, 2018

ANCILLARY BENEFITS TO THE TRADING SUB-ADVISOR

The Board received and considered information regarding potential “fall-out” or ancillary benefits to the Trading Sub-Advisor, as a result of its relationship with the Fund.  Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions, though the Trading Sub-Advisor currently maintains no relationships with brokers which would allow the Trading Sub-Advisor to take advantage of such credits.  The Board considered that ancillary benefits could also include benefits potentially derived from an increase in the Trading Sub-Advisor’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by the Trading Sub-Advisor, or to operate other products and services that follow investment strategies similar to those of the Fund).

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by the Trading Sub-Advisor were unreasonable.

CONCLUSIONS

Based on the Board’s deliberations and its evaluation of the information received from the Advisor and the Trading Sub-Advisor regarding the Trading Sub-Advisory Agreement and other factors and information it believed to be relevant in exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the fee structure is reasonable and approved the Trading Sub-Advisory Agreement for an initial term of two years.

HIGHMORE FUNDS

Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Highmore Group Advisors, LLC
530 7th Avenue, Suite 804
New York, NY 10018

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-844-467-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal year.  The Highmore Sustainable All-Cap Equity Fund’s inception date was February 28, 2018, and as such, there is only one fiscal year to present for this fund.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended October 31, 2018, the Funds’ principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Managed Volatility	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$19,000	$28,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

Sustainable All-Cap	FYE 10/31/2018	-
Audit Fees	$13,500	-
Audit-Related Fees	$0	-
Tax Fees	$3,000	-
All Other Fees	$0	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Managed Volatility	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Sustainable All-Cap	FYE 10/31/2018	-
Audit-Related Fees	0%	-
Tax Fees	0%	-
All Other Fees	0%	-

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Managed Volatility:
Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Sustainable All-Cap:
Non-Audit Related Fees	FYE 10/31/2018	-
Registrant	$0	-
Registrant’s Investment Adviser	$0	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)  /s/ John Hedrick
 John Hedrick, President

Date 12/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ John Hedrick
  John Hedrick, President

Date  12/20/2018

By (Signature and Title)   /s/ Julie Keller
 Julie Keller, Assistant Treasurer

Date  12/27/2018